                                     PROXY
                          FIRST MIDWEST BANCORP, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ______, 1998

I, the undersigned stockholder of First Midwest Bancorp, Inc. (the "Company"), hereby appoint Donald J. Swistowicz, James M. Roolf and Barbara E. Briick, or any of them, the true and lawful attorney of the undersigned, with full power of substitution, to appear and act as proxies of the undersigned, and to vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on ________, 1998 at the Annual Meeting of Stockholders of the Company to be held on ________, 1998 or any adjournment(s) or postponement(s) thereof as fully as the undersigned might or could do if personally present.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS LISTED BELOW

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

  PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY USING THE
                               ENCLOSED ENVELOPE.


1. ISSUANCE OF SHARES OF COMPANY COMMON STOCK: To consider and vote upon the issuance of shares of Company Common Stock (the "Issuance") pursuant to the Agreement and Plan of Merger, dated January 14, 1998, by and between Heritage Financial Services, Inc. ("Heritage"), and the Company, and First Midwest Acquisition Corporation ("Acquisition Corp"), which provides for the merger of Heritage with and into Acquisition Corp (the "Merger") and the conversion, upon the consummation of the Merger, of each outstanding share of Heritage Common Stock into 0.7695 of a share of Company Common Stock:


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


2. THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION: To consider and vote upon an amendment to the Restated Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 (the "Charter Amendment"):


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


3. ELECTION OF DIRECTORS: C.D. Oberwortmann, John M. O'Meara and J. Stephen Vandewoude.
     FOR WITHHELD FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


     [_]         [_]      [_]

4. In their discretion on any other item of business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ISSUANCE, THE CHARTER AMENDMENT AND THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AND AS TO ANY OTHER ITEM OF BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, IT WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES.



SIGNATURE(S) & DATE
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                      DIRECTION CARD (PROFIT SHARING PLAN)

                          FIRST MIDWEST BANCORP, INC.
        FIRST MIDWEST BANCORP SAVINGS AND PROFIT SHARING PLAN AND TRUST
          DIRECTION FOR VOTING SHARES OF THE COMPANY HELD IN THE TRUST
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD _______, 1998

I hereby direct the Trustee, First Midwest Trust Company, N.A. or any successor Trustee, to vote, as designated below, all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Stockholders of the Company to be held on ________, 1998 or any adjournment(s) or postponement(s) thereof.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

Please mark, sign and date this Direction Card and return it promptly using the enclosed envelope.



1. ISSUANCE OF SHARES OF COMPANY COMMON STOCK: To consider and vote upon the issuance of shares of Company Common Stock (the "Issuance") pursuant to the Agreement and Plan of Merger, dated January 14, 1998, by and between Heritage Financial Services, Inc. ("Heritage"), and the Company, and First Midwest Acquisition Corporation ("Acquisition Corp"), which provides for the merger of Heritage with and into Acquisition Corp (the "Merger") and the conversion, upon the consummation of the Merger, of each outstanding share of Heritage Common Stock into 0.7695 of a share of Company Common Stock:


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


2. THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION: To consider and vote upon an amendment to the Restated Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 (the "Charter Amendment"):


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


3. ELECTION OF DIRECTORS: C.D. Oberwortmann, John M. O'Meara and J. Stephen Vandewoude.
     FOR WITHHELD FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


     [_]    [_]    [_]
                                     ________________________________________

4. In their discretion on any other item of business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THESE DIRECTIONS ARE REQUESTED BY THE TRUSTEE WITH REGARD TO THE VOTING OF A PROXY SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS FROM THE TRUSTEE AS THE RECORD OWNER OF SHARES HELD PURSUANT TO THE FIRST MIDWEST BANCORP

SAVINGS AND PROFIT SHARING PLAN AND TRUST. IF NO INSTRUCTION IS MADE ON THIS DIRECTION CARD, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE ISSUANCE, THE CHARTER AMENDMENT AND THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AND AS TO ANY OTHER ITEM OF BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, IT WILL BE VOTED IN THE DISCRETION OF THE TRUSTEE.



SIGNATURE & DATE
NOTE:  Please sign exactly as name appears hereon.

                             DIRECTION CARD (ESOP)

                          FIRST MIDWEST BANCORP, INC.
         FIRST MIDWEST BANCORP EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
          DIRECTION FOR VOTING SHARES OF THE COMPANY HELD IN THE TRUST
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ________, 1998

I hereby direct the Trustee, First Midwest Trust Company, N.A. or any successor Trustee, to vote, as designated below, all the shares of Common Stock of First Midwest Bancorp, Inc. (the "Company") subject to voting direction by the undersigned at the Annual Meeting of Stockholders of the Company to be held on _______, 1998 or any adjournment(s) or postponement(s) thereof.


1. ISSUANCE OF SHARES OF COMPANY COMMON STOCK: To consider and vote upon the issuance of shares of Company Common Stock (the "Issuance") pursuant to the Agreement and Plan of Merger, dated January 14, 1998, by and between Heritage Financial Services, Inc. ("Heritage"), and the Company, and First Midwest Acquisition Corporation ("Acquisition Corp"), which provides for the merger of Heritage with and into Acquisition Corp (the "Merger") and the conversion, upon the consummation of the Merger, of each outstanding share of Heritage Common Stock into 0.7695 of a share of Company Common Stock:


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


2. THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION: To consider and vote upon an amendment to the Restated Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 (the "Charter Amendment"):


           FOR                    AGAINST              ABSTAIN
           [_]                      [_]                  [_]


3. ELECTION OF DIRECTORS: C.D. Oberwortmann, John M. O'Meara and J. Stephen Vandewoude.
     FOR WITHHELD FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


     [_]   [_]   [_]
                                  ____________________________________________

4. In their discretion on any other item of business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

Please mark, sign and date this Direction Card and return it promptly using the enclosed envelope.


THESE DIRECTIONS ARE REQUESTED BY THE TRUSTEE WITH REGARD TO THE VOTING OF A PROXY SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS FROM THE TRUSTEE AS THE RECORD OWNER OF SHARES HELD PURSUANT TO THE FIRST MIDWEST BANCORP EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. IF NO INSTRUCTION IS MADE ON THIS DIRECTION CARD, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR THE ISSUANCE, THE CHARTER AMENDMENT AND THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AND AS TO ANY OTHER ITEM OF BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, IT WILL BE VOTED IN THE DISCRETION OF THE TRUSTEE.



SIGNATURE & DATE
NOTE:  Please sign exactly as name appears hereon.